SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934




                             April 30, 2003
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                  (Date of earliest event reported)



                      First Keystone Financial, Inc.
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          (Exact name of registrant as specified in its charter)


    Pennsylvania                     000-25328                  23-0469351
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



22 West State Street, Media, Pennsylvania                            19063
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(Address of principal executive offices)                          (Zip Code)


                               (610) 565-6210
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            (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

              The following exhibit is filed herewith.

         Exhibit Number           Description
         --------------           -----------

              99.1           Press Release dated April 30, 2003



ITEM 9.  Regulation FD Disclosure
         ------------------------

    On April 30, 2003, First Keystone Financial, Inc. (the "Company") reported its earnings for the quarter ended March 31, 2003.

    The information regarding the Company's results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to the provisions of Release 34-47583 of the U.S. Securities and Exchange Commission.

    For additional information, reference is made to the Company's press release dated April 30, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.





















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             FIRST KEYSTONE FINANCIAL, INC.



Date: May 1, 2003            By:  /s/ Thomas M. Kelly
                                  -------------------------------------
                                  Thomas M. Kelly
                                  President and Chief Financial Officer


























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